Harland Clarke Holdings Corp. Q1 2013 Supplemental Financial Information April 30, 2013

Harland Clarke Holdings Corp. Adjusted Revenue and EBITDA Summary 1 Unaudited ($ in millions) Note: • Reconciliations to Adjusted Revenues and Adjusted EBITDA are included in the appendix • Although the acquisition of Faneuil by the Company closed on March 19, 2012, the Company has included Faneuil’s operations in its consolidated results for the entire first quarter of 2012 as required by GAAP since Faneuil and the Company were under common control during the pre-acquisition period. Q1 2012 Q1 2013 Adjusted Revenues Harland Clarke segment 289.5$ 275.7$ Harland Financial Solutions segment 69.7 77.6 Scantron segment 34.6 31.4 Faneuil segment 38.6 39.5 Eliminations (0.5) (0.6) Total 431.9$ 423.6$ Adjusted EBITDA Harland Clarke segment 84.7$ 91.2$ Harland Financial Solutions segment 19.0 27.5 Sca tron segment (1.0) 2.0 Faneuil segment 5.8 5.4 Corporate (3.8) (3.8) Total 104.7$ 122.3$ Less: Impact from GlobalScholar / Spectrum K12 (8.8) (6.0) Adjusted EBITDA excl. GlobalScholar / Spectrum K12 113.5$ 128.3$

2 Appendix

Harland Clarke Holdings Corp. Adjusted Revenue and EBITDA Reconciliations 3 Unaudited ($ in millions) Q1 2012 Q1 2013 Revenues 413.8$ 429.5$ Impact of acquisition accounting adjustments 18.1 (5.9) Total 431.9$ 423.6$ Q1 2012 Q1 2013 Net (loss) income (22.9)$ 13.7$ Interest expense, net 58.2 55.8 (Benefit) provision for income taxes (12.1) 8.3 Depreciation and amortization 51.6 46.9 EBITDA 74.8 124.7 Adjustments: Restructuring costs 1.3 6.6 Revaluation of contingent consideration (0.5) - Asset impairment charges - 0.9 Impact of acquisition accounting adjustments 27.2 (8.2) Transaction related expenses 0.6 0.2 Cu tomer billings in excess of (deficit to) recognized revenues 1.1 (2.1) Unusual legal expe ses 0.2 - Loss from equity method investment - 0.2 Adjusted EBITDA 104.7$ 122.3$ Less: Impact from GlobalScholar / Spectrum K12 (8.8) (6.0) Adjusted EBITDA excl. GlobalScholar / Spectrum K12 113.5$ 128.3$

Harland Clarke Segment Adjusted Revenue and EBITDA Reconciliations 4 Q1 2012 Q1 2013 Revenues 297.5$ 283.9$ Impact of acquisition accounting adjustments (8.0) (8.2) Total 289.5$ 275.7$ Q1 2012 Q1 2013 Operating income 45.4$ 67.0$ D reciation and amortization 36 1 30 4 EBITDA 1. 97.4 Adjustments: Restructuring costs 0.7 2.1 Asset impairment charges - 0.2 Impact of acquisition accounting adjustments 2.5 (8.5) Adjusted EBITDA 84.7$ 91.2$ Unaudited ($ in millions)

Harland Financial Solutions Segment Adjusted Revenue and EBITDA Reconciliations 5 Unaudited ($ in millions) Q1 2012 Q1 2013 Revenues 50.3$ 76.9$ Impact of acquisition accounting adjustments 19.4 0.7 Total 69.7$ 77.6$ Q1 2012 Q1 2013 Operating income (7.8)$ 19.6$ D preciation and amortization 9.1 8. EBITDA 1 3 28 5 Adjustments: Revaluation of contingent consideration (0.5) - Impact of acquisition accounting adjustments 17.0 (1.0) Customer billings in excess of (deficit to) recognized revenues 1.2 - Adjusted EBITDA 19.0$ 27.5$

Scantron Segment Adjusted Revenue and EBITDA Reconciliations 6 Unaudited ($ in millions) Q1 2012 Q1 2013 Revenues 30.1$ 29.9$ Impact of acquisition accounting adjustments 4.5 1.5 Total 34.6$ 31.4$ Q1 2012 Q1 2013 Operating income (10.8)$ (6.9)$ Depreciation and amortization 4.4 5.0 EBITDA (6.4) (1.9) Adjustments: R structuring costs 0.4 4.1 Ass t impairment charges - 0.7 I p ct of acquisition accounting adjust ents 5 1 2 Customer billings in excess of (deficit to) recognized revenues (0.1) (2.1) Adjusted EBITDA (1.0)$ 2.0$ Less: Impact from GlobalScholar / Spectrum K12 (8.8) (6.0) Adjusted EBITDA excl. GlobalScholar / Spectrum K12 7.8$ 8.0$

Faneuil Segment Adjusted Revenue and EBITDA Reconciliations 7 Note: • Although the acquisition of Faneuil by the Company closed on March 19, 2012, the Company has included Faneuil’s operations in its consolidated results for the entire first quarter of 2012 as required by GAAP since Faneuil and the Company were under common control during the pre-acquisition period. Unaudited ($ in millions) Q1 2012 Q1 2013 Revenues 36.4$ 39.4$ Impact of acquisition accounting adjustments 2.2 0.1 Total 38.6$ 39.5$ Q1 2012 Q1 2013 Operating income 0.8$ 2.3$ D preciation and amortization .0 2.6 EBITDA 8 4 9 Adjustments: Restructuring costs 0.2 0.4 Impact of acquisition accounting adjustments 2.6 0.1 Unusual legal expenses 0.2 - Adjusted EBITDA 5.8$ 5.4$

Corporate Adjusted EBITDA Reconciliation 8 Unaudited ($ in millions) Q1 2012 Q1 2013 Eliminations (0.5)$ (0.6)$ Impact of acquisition accounting adjustments - - Total (0.5)$ (0.6)$ Q1 2012 Q1 2013 Operating income 4.2 4.0 De reciation and amortization Other expense (0.2) - EBITDA (4.4) (4.0) Adjustments: Transaction related expenses 0.6 0.2 Adjusted EBITDA (3.8)$ (3.8)$

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